UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pentair plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

COVER

Your Vote Counts! PENTAIR PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 PENTAIR PLC 2023 Annual General Meeting For holders as of: March 10, 2023 Vote by May 7, 2023 11:59 PM EDT You invested in PENTAIR PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2023. Get informed before you vote View the Annual Report, Notice of Annual General Meeting, Proxy Statement, Irish Financial Statements and Related Reports online OR you can receive a free paper or email copy of the voting material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 9, 2023 7:00 a.m. Local Time (BST) Claridge’s Brook Street Mayfair London W1K 4HR, United Kingdom *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D95232-P83409

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D95233-P83409 To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment. 1 Year 1. To re-elect director nominees: 1a. Mona Abutaleb Stephenson 1c. T. Michael Glenn 1b. Melissa Barra 1d. Theodore L. Harris 1e. David A. Jones 1f. Gregory E. Knight 1g. Michael T. Speetzen 1h. John L. Stauch 1i. Billie I. Williamson 2. To approve, by nonbinding, advisory vote, the compensation of the named executive officers. 3. To approve, by nonbinding, advisory vote, the frequency of future advisory votes on the compensation of the named executive officers. 5. To authorize the Board of Directors to allot new shares under Irish law. 6. To authorize the Board of Directors to opt-out of statutory preemption rights under Irish law (Special Resolution). 7. To authorize the price range at which Pentair plc can re-allot shares it holds as treasury shares under Irish law (Special Resolution). For For For For For For For For For For For For For For 4. To ratify, by nonbinding, advisory vote, the appointment of Deloitte & Touche LLP as the independent auditor of Pentair plc and to authorize, by binding vote, the Audit and Finance Committee of the Board of Directors to set the auditor’s remuneration.